This Stock Option Agreement was originally issued to George Crook as of May 22, 1991, as to 117,650 shares of common stock, and has been partially assigned and transferred on the books of the Company to W. Carey Webb as of April 7, 2000.


                     STOCK OPTION AGREEMENT

     THIS STOCK OPTION AGREEMENT is dated as of the 22nd day of May, 1991, by and between EXCAL ENTERPRISES, INC., a Delaware corporation (the "Company"), and W. Carey Webb (the "Optionee").

     1.   Definitions.

          1.1 "Affiliate" means any entity controlling, controlled by or under common control with the Company.

1.2  "Board" means the Board of Directors of the Company.
1.3  "Common Stock" means the shares of common stock, par value
$0.01 per share, of the Company.
1.4  "Exercise Price" means $2.00 per Option Share.
1.5  "Option Shares" has the meaning ascribed to it in Section 2.
1.6  "Options" has the meaning ascribed to it in Section 2.
     2. Grant: Number of Shares. The Company hereby grants to the Optionee options (the "Options") to purchase an aggregate of 50,000 shares (the "Option Shares") of Common Stock at the Exercise Price, on the terms and subject to the conditions set
forth  herein.   The Options are not intended  to  be  "incentive
stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended. The Optionee shall not have any of the rights of a shareholder of the Company with respect to any Option Shares unless and until the Optionee has paid the Exercise Price with respect thereto and the conditions set forth in Section 4 have been satisfied.

3. Termination. The Options will terminate upon the earliest of (i) the full exercise of the Options or (ii) ten (10) years from the date of this Stock Option Agreement.
     4.   Exercise of Options.

          4.1 Exercisability. The Options shall be fully vested as of the date hereof.

4.2 Notice. The Optionee may exercise vested Options by delivering written notice of such exercise to the Company, accompanied by payment of the Exercise Price as described in
Section 4.3. Such written notice shall be deemed sufficient for this purpose only if delivered to the Company at its principal office and only if such written notice states the number of Options being exercised. The date of exercise of the Options with respect to the Option Shares specified in the notice shall be the date on which the Company receives the notice and payment.
4.3  Payment and Other Conditions. The notice described in
Section 4.2 shall be accompanied by payment of the entire Exercise Price of the Option Shares being purchased. Payment may be made paid in cash, by the surrender of a whole number of Shares (free of all adverse claims and duly endorsed in blank by Optionee or accompanied by stock powers duly endorsed in blank) having a fair market value on the date of exercise equal to the Exercise Price, or by the surrender of the unexercised, vested portion of the Option as to which the Spread (as hereinafter defined) is equal to the exercise price, or any combination of the foregoing. "Spread" means the fair market value on the date of exercise of the underlying Shares less the Exercise Price.
For purposes of this section, the Board in its sole discretion shall determine fair market value. In addition to payment of the option price, if applicable, the Optionee shall also pay, or make arrangement satisfactory to the Board for the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to any amount that is includible in the Optionee's income as a result of exercising the Option. With the consent of the Board, payment of the applicable withholding taxes, if any, may be made by tendering previously acquired shares of Common Stock with a fair market value, as determined by the Board in its sole discretion, equal to the minimum amount of the withholding tax required to be withheld.
4.4 Issuance of Stock Certificates. Upon satisfaction of the conditions of Sections 4.2 and 4.3, the Company shall promptly deliver to the Optionee a certificate or certificates for the number of shares of Common Stock in respect of which Options have been exercised, legended to reflect the agreements and conditions applicable to such Shares referred to in Section 5 for so long as applicable securities laws require such legend.
     5. Specific Restrictions Upon Option Shares. The Optionee hereby agrees with the Company that the Optionee shall acquire the Option Shares for investment purposes only and not with a view to resale or other distribution thereof to the public in violation of the Securities Act of 1933, as amended (the "Securities Act"), and shall not dispose of any Option Shares in any transaction which, in the opinion of counsel to the Company, would violate the Securities Act, or the rules and regulations thereunder, or any applicable state securities or "blue sky" laws.

6.   Adjustment in Shares Subject to the Option.
          (a) In the event of a merger or consolidation of the Company in which the Company is not the surviving corporation and in which the consideration received by holders of Common Stock consists of securities of the surviving corporation or any affiliate, or in the event of a statutory share exchange (each a "Transaction"),
(i) the Option shall automatically become exercisable for that number of securities (rounded to the near whole share) that the Optionee would have received in the Transaction had the Optionee exercised the Options immediately prior to the Transaction and participated in the Transaction as a holder of Common Stock, and
(ii) the Exercise Price per new security shall be adjusted proportionately. For example, if as a result of the Transaction two shares of common stock of the surviving corporation are issued with respect to each share of Common Stock outstanding immediately prior to the Transaction, (i) each Option Share issuable upon exercise of the Options shall consist after the Transaction of two shares of common stock of the surviving corporation, and (ii) the exercise price per share after the Transaction shall be reduced to one half of the exercise price in effect immediately prior to the Transaction.

(b) If the Company shall combine or subdivide its outstanding shares of Common Stock into a greater or lesser number of shares solely by means of a forward or reverse stock split or reorganization having the same effect or increase the number of its outstanding shares of Common Stock into a greater number of shares by means of a stock dividend, any such event being called a "Common Stock Reorganization," then (i) the Exercise Price shall be adjusted, effective immediately after the effective date of such Common Stock Reorganization, to a price determined by multiplying the Exercise Price in effect immediately prior to such effective date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such effective date before giving effect to such Common Stock Reorganization and the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such Common Stock Reorganization, and (ii) the number of shares of Common Stock subject to purchase upon exercise of the Options shall be adjusted, effective at such time, to a number determined by multiplying the number of shares of Common Stock subject to purchase immediately before such Common Stock Reorganization by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding after giving effect to such Common Stock Reorganization and the denominator of which shall be the number of shares of Common Stock outstanding immediately before such Common Stock Reorganization.
(c) In the event that any dividend or other distribution (whether in the form of cash, stock of the Company, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, sale of substantially all the Company's assets, split-up, spin-off, combination, repurchase, or exchange of securities of the Company, or other similar corporate transaction or event, affects the Option Shares issuable on exercise of the Option such that an adjustment not otherwise provided for herein is required in order to prevent dilution or enlargement of the benefit or potential benefit intended to be made available under this Agreement, then the Board shall, in such manner as it in good faith may deem equitable, adjust the number and type of Option Shares issuable pursuant to this Stock Option Agreement and/or the terms, conditions or restrictions of this Stock Option Agreement.
     7.    Registration of Shares; Limitations on Exercisability.
Anything   in  this  Stock  Option  Agreement  to  the   contrary
notwithstanding, the obligation of the Company to sell or deliver shares of Common Stock with respect to the Options shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, securities exchange rules, or listing requirements and the obtaining of all approvals by governmental agencies as may be deemed necessary by the Board, and the Company shall use its reasonable efforts to take all necessary actions to comply with such requirements.

8. Notices. Any notice required or permitted under this Stock Option Agreement shall be given at the address for each party indicated on the signature page thereof.
9. Transferability; Successors and Assigns. Optionee may assign and transfer this Option Agreement and Optionee's rights hereunder by written notice of assignment to the Company. This Agreement shall be binding on Optionee's heirs, legatees, personal representatives and permitted assignees and on the Company's successors and assigns (including a purchaser of all or substantially all of the assets of the Company).
10. Miscellaneous. No provisions of this Stock Option Agreement may be modified, waived or discharged unless such modification, waiver or discharge is agreed to in writing signed by both the Optionee and such officer of the Company as may be specifically designated by the Board. No waiver by either party hereto at any time of (i) any breach by the other party hereto of, or
(ii) compliance with, any condition or provision of this Stock Option Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar conditions or provisions at the same time or at any prior or subsequent time. The validity, interpretation, construction and performance of this Stock Option Agreement shall be governed by the laws of the state of Florida without regard to its conflicts of law principles.
11. Severability. The invalidity or unenforceability of any provision or provisions of this Stock Option Agreement shall not affect the validity or enforceability of any other provision of this Stock Option Agreement, which shall remain in full force and effect.
12. Counterparts. This Stock Option Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.
13. Entire Agreement. This Stock Option Agreement sets forth the entire agreement of the parties hereto in respect of the subject matter contained herein and supersedes all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any party hereto or by any officer, employee or representative of any party hereto; and any prior agreement of the parties hereto in respect of the subject matter contained herein is hereby terminated and canceled.
     IN WITNESS WHEREOF, the parties have executed this Stock Option Agreement on the day and year first above written.

                                EXCAL ENTERPRISES, INC.



                                By: ________________________
                                     Name: ___________________
                                                           Title:
                                ___________________


                                ____________________________
                                W. Carey Webb